                                                                  EXHIBIT 10.27A

                       AMENDED AND RESTATED ADDENDUM 1097

        This Amended and Restated Addendum (hereinafter "Addendum 1097R") effective as of the 29th day of October 1997, between VIVUS International Limited, a company organized under the laws of Bermuda and having a place of business at Clarendon House, Church Street, Hamilton, Bermuda ("VIVUS"), a wholly-owned subsidiary of VIVUS, Inc., a Delaware corporation ("VIVUS, Inc."), and Janssen Pharmaceutica International, a division of Cilag AG International, and having its registered office at Kollerstrasse 38, CH-6300, Zug., Switzerland ("Janssen").

                                    RECITALS

WHEREAS VIVUS and Janssen along with certain of their Affiliates have entered into a Distribution Agreement dated January 22, 1997 ("Agreement 197").

WHEREAS VIVUS and Janssen entered into an addendum to Agreement 197 dated October 29, 1997, pursuant to which the parties expanded the Territory for which Janssen is responsible under Agreement 197 ("Addendum 1097").

WHEREAS VIVUS and Janssen wish to supersede and replace Addendum 1097 in its entirety with this Addendum 1097R.

NOW, THEREFORE, VIVUS and Janssen agree to modify or supplement obligations under Agreement 197 as follows:

1. This Addendum 1097R hereby amends and revises Agreement 197 to incorporate the terms and conditions set forth in this Addendum 1097R. In addition, this Addendum 1097R hereby supersedes and replaces Addendum 1097. The relationship of the parties shall continue to be governed by the terms and conditions of the Agreement 197, as amended and revised herein; and in the event that there is any conflict between the terms and conditions of the Agreement 197 and this Addendum 1097R, the terms and conditions of this Addendum 1097R shall control. As used in this Addendum 1097R all capitalized terms shall have the meanings defined for such terms in this Addendum 1097R or, if not defined in the Addendum 1097R, the meanings defined in the Agreement 197.

2. "Territory" as defined in Section 1.15 shall be expanded to include the countries listed in Exhibit 1097A ("Expansion Territory") along with the Janssen Subdistributors presently responsible for each country.


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3. Addendum 1097 Initial and Milestone Payments. Without modification of the rights and obligations of Agreement 197, in consideration of the costs incurred by VIVUS in connection with the research and development of the Product and in exchange for the exclusive rights granted herein, Janssen shall pay VIVUS the following non-refundable one time fees:

(a) [*] of the end of the first year in which [*] of Product in the Expansion Territories [*];

(b) [*] of the end of the first year in which [*] of Product in the Expansion Territories [*];

(c) [*] of the end of the first year in which [*] of Product in the Expansion Territories [*];

and

(d) [*] of the end of the first year in which [*] of Product in the Expansion Territories [*]. For avoidance of doubt, the milestone payments for (a) through
(d) above are cumulative. For example, if in the first year of sales of Product [*] in the Expansion Territory were in [*] then Janssen would owe VIVUS [*] ([*] for [*] in [*] for [*] in [*] and [*] for [*] in [*]).

As additional consideration for the exclusive rights granted herein, Janssen paid to VIVUS $2 million on or about November 7, 1997, the receipt of which is hereby acknowledged by VIVUS.

4. For the "fraction" calculated in Section 4.1.2, the calculation of the numerator and the denominator will include only the countries of [*].

5. Add a Section 4.3:

   4.3  Expansion Territory Diligence and Marketing.

        4.3.1 Diligence. Janssen will meet all obligations of Agreement 197 for countries of the Expansion Territory as if they were countries of the Territory as defined in Section 1.15. Regardless of the foregoing, Janssen shall be presumed to meet (i) its required [*] to register First Product of Section 3.3 and (ii) its required [*] to launch and sell First Product of Section 4.1.1 and (iii) its requirement to "launch" the First Product [*] of MAA approval of Section 4.1.2 for the countries of the Expansion Territory listed as follows:
        (a) [*];
        (b) [*];
        (c) [*];
        (d) [*];
        [*] In each case of (a) through (d) for so long as Janssen is using


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.





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        4.3.2 Expansion Territory Reversion. In the event that one of the following countries cease to be a part of the Territory or of the Expansion Territory then the countries named below in association therewith may at VIVUS' option on a country by country basis also cease to be a part of the Territory or of the Expansion Territory if Janssen and/or its Affiliates or Sublicensees are not marketing in such associated country or countries:
        (a) [*];
        (b) [*];
        (c) [*];
        (d) [*];
        (e) [*].

        4.3.3 Marketing. For the Expansion Territory, [*], Janssen may meet its obligation to "prepare reasonably detailed marketing plans" of Section
        3.4.1 by consolidating the individual country plans into [*] regional plans.

6. In accordance with the terms of Section 4.2, VIVUS will provide one-time training in English at two additional locations.

7. In Section 6.2.1(b), for "All other countries together" the value of [*] will be amended to [*] and [*] will be amended to [*].

8. In accordance with the terms of Section 9.3, VIVUS agrees to file, register, and maintain a registration for the VIVUS Trademark in the countries of the Expansion Territory listed as follows: [*].

9. The Parties agree to adhere strictly to applicable laws of the United States in the conduct of international commercial transactions. Notwithstanding anything herein to the contrary, where the United States maintains an embargo against a country of the Territory, Janssen shall be presumed to meet (i) its required [*] to register First Product of Section 3.3 and (ii) its required [*] to launch and sell First Product of Section 4.1.1 and (iii) its requirement to "launch" the First Product [*] of MAA approval of Section 4.1.2 for the term of such embargo.

10. Sales of Product in the countries [*] will not operate to begin the running of the two year period referred to in Section 6.2.1(c)(i).

11. The Agreement 197, Addendum 497 and this Addendum 1097R and the Exhibits


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.




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hereto and thereto constitute the entire agreement between the parties in connection with the subject matter thereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, including without limitation Addendum 1097.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum 1097R to be executed by their duly authorized representatives on the dates indicated below.


                 VIVUS                                  JANSSEN

BY:  /s/ Leland F. Wilson                     BY:  /s/ Heinz Schmid
    ------------------------------                ------------------------------
                                                       Heinz Schmid
                                                       General Manager

DATE:   Jan. 7, 1998                          DATE:   Jan. 16, 1998
      ----------------------------                  ----------------------------












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                                  EXHIBIT 1097A

                               EXPANSION TERRITORY
                         COUNTRIES OF RESPONSIBILITY AND
                     JANSSEN AFFILIATES AND SUBDISTRIBUTORS


Countries of the Former Soviet Union and Related Area
-----------------------------------------------------

Armenia                      Lambron Pharmimpex Co., Ltd.
                             22 K. Parpetsi Street
                             Yerevan, 375002
                             Republic of Armenia
                             (currently representing McNeil Tylenol)

Azerbaijan                   agency agreements currently being negotiated

Belarus                      Belpharm
                             Masherov Ave. 23
                             220004 Minsk
                             Belarus

Georgia                      Beta-2 Ltd.
                             45, Vazha Pshavela Ave.
                             Tbilisi, Georgia

Kazachstan                   Interfarma K
                             Park of Republic
                             Spartak Stadium, Build. 1
                             480100 Almaty
                             Kazachstan

Krygyzstan                   currently no representation

Mongolia                     currently no representation

Russia                       Janssen-Cilag
                             A division of Johnson & Johnson Ltd.
                             43, Bolshaya Tulskaya
                             Moscow 113191
                             Russia

Tajikistan                   currently no representation

Turkmenistan                 agency agreements currently being negotiated

Ukraine                      B. D. Lux SA
                             Leontovitch Str. 9





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                             252030 Kiev
                             Ukraine

Uzbekistan                   Berlin Chemie (Janssen-Cilag)
                             Uzbekistanski av. 98
                             Tashkent 700027
                             Uzbekistan

Countries of the Mideast and Related Area
-----------------------------------------

Afghanistan                  currently no representation

Bahrain                      Wael Pharmacy & Drug Store
                             P. O. Box 648 Manama
                             Arabian Gulf

Egypt                        Sofico Pharm
                             12 Ismail El Kabani Street
                             Nasr City, Cairo

Iran                         Jahan Behbood Co.
                             Farbro Bldg. No. 17
                             Seventh Str. Naft Ave., Mirdamad Blvd.
                             Teheran

Iraq                         currently no representation

Jordan                       Mina Drug Stores & Co.
                             P. O. Box 1010, Basman Str,
                             11118 Amman

Kuwait                       Al Mojil Drug Co.
                             P. O. Box 2761 - Al-Kwful Bldg. No. 11
                             Flat 27, Hilali Str.
                             Safat 13028

Lebanon                      Mersaco S.A.L.
                             Sami Sohl Street
                             P. O. Box 11-9073
                             Beirut

Libya                        A. M. Mangion Ltd.
                             U.B. 42 Industrial Estate, San Gwann
                             Malta

Oman                         Waleed Pharmacy
                             P. O. Box 437 Muscat 113
                             Sultanate of Oman





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Qatar                        EBN Sina Medical Est.
                             P.O. Box 337, Bin Jassem Al Thani
                             Doha

Saudi Arabia                 Al Haya Medical Company
                             P. O. Box 442
                             Marwan Bin Malek Str., Hay Al Moe'tarat
                             Riyadh 11411

Sudan                        Dr. Nabil Pharmaceutical Ent.
                             P.O. Box 2989
                             Khartoum West

Syria                        Damascus Scientific Office
                             Ain el Kurch, Jadet Zarka, Soubhi Dabbas Bldg. No. 10, 3rd Floor
                             P.O. Box 2659 Damascus

United Arab Emirates         City Pharmacy
                             P.O. Box 23841
                             Dubai
                             U.A.R.

Yemen                        Arra'Afah Corporation
                             Ali Abdulmughni Street
                             P. O. Box 1090 Sana'a


Countries of the Indian Sub-Continent and Related Area
------------------------------------------------------

Bangladesh                   Fisons Ltd.
                             Fisons House
                             6/2/A Segun Bagicha
                             GPO Box 676
                             Dahaka - 1000

India                        J&J/Janssen Cilag
                             30 Forjett Street
                             P.O. Box 9301 Mumbai
                             Bombay 400 036

Pakistan                     J&J/Janssen Cilag
                             Plots 10 + 25, Sektor 20
                             Korangi, Industrial Area
                             Karachi 75180

Sri Lanka                    Pettah Pharmacy Ltd.





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                             8-4/2 Leyden Bastian Road
                             York Aecade Building
                             Colombo 1

Countries of Africa
-------------------

Burundi                      Dispopharm AG
                             Baseler Strasse 364
                             P.O. Box 36
                             CH-1241 Allschwil

Ethiopia                     640-123Pharma (Share Company)
                             P. O. Box 1122, Addis Abada
                             Mahatama Gandhi Road, Addia Ababax

Ghana                        Abba Promotions, West Africa
                             P. O. Box 1820 Mamprobi Accra
                             1st Floor, Sedco Publishing House
                             Tabon Street, North Ridge, Accra

Kenya                        Twiga Chemical Industries Limited
                             P. O. Box 30172 Nairobi
                             16th Floor, View Park tower
                             Uhuru Highway, Nairobi

Malawi                       Pharma Chemie Ltd.
                             P. O. Box 392 Blantyre
                             Kidney Crescent, off Kamazu, Blantyre

                             Pharma Vet
                             P. O. Box 2957, Blantyre, Malawi

Namibia                      Geka Pharma Pty. Ltd.
                             Box 683, Windhoek, Namibia
                             46 Mandume Ndemufayo Ave.
                             Windhoek

Rwanda                       Dispopharm AG
                             Baseler Strasse 364
                             P. O. Box 36
                             CH-1241 Allschwil

Tanzania                     Diocare Limited
                             P. O. Box 70257, Dar Es Salaam





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                             Mansoor Daya Chemicals Limited
                             P. O. Box 2999 Dar Es Salaam
                             JPS Building, Pugu Road, Dar Es Salaam

                             Medipharm Limited
                             P. O. Box 77032 Dar Es Salaam
                             Samora Avenue, Dar Es Salaam

                             Twiga Chemical Industries (Tanzania) Ltd.
                             P. O. Box 20786, Dar Es Salaam
                             Saza Rd., Chang'ombe
                             Dar Es Salaam

Uganda                       Twiga Chemical Industries (Uganda) Ltd.
                             P. O. Box 4800, Kampala
                             Plot No. 71, 7th Street, Industrial Area
                             Kampala

Zaire                        Dispopharm AG
                             Baseler Strasse 364
                             P. O. Box 36
                             CH-1241 Allschwil

Zambia                       Gamma Pharmaceuticals Ltd.
                             P O. Box 70286 Ndola
                             Zambia Road, Ndola

Zimbabwe                     Johnson & Johnson (Pvt.) Limited
                             P. O. Box 3355, Harare
                             310 Woodlands Estate
                             Masasa, Harare

Other

------------

North Korea                  currently no representation








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                                  EXHIBIT 1097A


COUNTRY                             RESPONSIBLE COUNTRY

Algeria                             Janssen-Cilag France
Benin                               Janssen-Cilag France
Burkina Faso                        Janssen-Cilag France
Cameroon                            Janssen-Cilag France
Central African Republic            Janssen-Cilag France
Chad                                Janssen-Cilag France
Comoros                             Janssen-Cilag France
Congo                               Janssen-Cilag France
Cote d'Ivoire                       Janssen-Cilag France
Djibouti                            Janssen-Cilag France
Gabon                               Janssen-Cilag France
Guinea                              Janssen-Cilag France
Ivory Coast                         Janssen-Cilag France
Madagascar                          Janssen-Cilag France
Maji                                Janssen-Cilag France
Mauritania                          Janssen-Cilag France
Morocco                             Janssen-Cilag France
Niger                               Janssen-Cilag France
Senegal                             Janssen-Cilag France
Togo                                Janssen-Cilag France
Tunisia                             Janssen-Cilag France

Angola                              Janssen-Cilag South Africa
Bophuthatswana                      Janssen-Cilag South Africa
Botswana                            Janssen-Cilag South Africa
Ethiopia                            Janssen-Cilag South Africa
Kenya                               Janssen-Cilag South Africa
Lesotho                             Janssen-Cilag South Africa
Malawi                              Janssen-Cilag South Africa
Mozambique                          Janssen-Cilag South Africa
Namibia                             Janssen-Cilag South Africa
Swaziland                           Janssen-Cilag South Africa
Tanzania                            Janssen-Cilag South Africa
Tanskei                             Janssen-Cilag South Africa
Uganda                              Janssen-Cilag South Africa
Zambia                              Janssen-Cilag South Africa
Zimbabwe                            Janssen-Cilag South Africa
Zansibar                            Janssen-Cilag South Africa

Burundi                             Janssen-Cilag Zug
Egypt                               Janssen-Cilag Zug
Eritrea                             Janssen-Cilag Zug





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Gambia                              Janssen-Cilag Zug
Ghana                               Janssen-Cilag Zug
Liberia                             Janssen-Cilag Zug
Libya                               Janssen-Cilag Zug
Nigeria                             Janssen-Cilag Zug
North Korea                         Janssen-Cilag Zug
Rwanda and Burundi                  Janssen-Cilag Zug
Seychelles                          Janssen-Cilag Zug
Sierra Leone                        Janssen-Cilag Zug
Somalia                             Janssen-Cilag Zug
Sudan                               Janssen-Cilag Zug
Zaire                               Janssen-Cilag Zug












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